                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12
--------------------------------------------------------------------------------
                                Universe2U Inc.
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
--------------------------------------------------------------------------------
Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                                UNIVERSE2U INC.
                     30 West Beaver Creek Road, Suite 109
                       Richmond Hill, ON, Canada L4B 3K1
                     ------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 24, 2001

Notice is hereby given that Universe2U Inc., a Nevada corporation, will hold its Annual Meeting of Shareholders on Thursday, May 24, 2001, at 3:00 p.m., to be held at The Board of Trade, First Canadian Place, Toronto, Ontario, Canada, for the following purposes:

     1. To elect the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors have been elected and qualified;

     2. To approve and adopt amendments to the Company's Articles of Incorporation to increase the number of shares of authorized capital stock from 100,000,000 shares to 110,000,000 shares, of which 100,000,000 shares will continue to be designated as common stock, $.00001 par value per share (the "Common Stock") and 10,000,000 shares will be designated as preferred stock, par value $.00001 per share (the "Preferred Stock") which may be issued by the Company in one or more series, in accordance with the terms and conditions of the amendment attached hereto as Exhibit A;

     3. To ratify and approve the Universe2U Inc. 2000 Equity Incentive Plan (the "Equity Incentive Plan") in the form attached hereto as Exhibit B;

     4. To ratify the appointment of Moore Stephens Cooper Molyneux LLP as the independent auditors for Universe2U Inc. for the fiscal year ending December 31, 2001;

     5. To transact any other business that may properly come before the Annual Meeting of Shareholders;

Only shareholders who own shares of Universe2U Inc. as of the close of business on April 9, 2001, are entitled to notice of, and to vote such shares by proxy or in person at the Annual Meeting of Shareholders.

Toronto, Ontario
April ___, 2001



                                             By Order of the Board of Directors


                                             ______________________________
                                             Paul Pathak
                                             Secretary

                     ------------------------------------

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AND ENSURE THE PRESENCE OF A QUORUM. NO POSTAGE IS NECESSARY IF YOU MAIL WITHIN THE UNITED STATES.

MAILING YOUR PROXY WILL NOT PREVENT YOU FROM VOTING AT THE ANNUAL MEETING IF YOU DECIDE TO ATTEND IN PERSON, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                               PRELIMINARY PROXY



                                UNIVERSE2U INC.
                     30 West Beaver Creek Road, Suite 109
                    Richmond Hill, Ontario, Canada L4B 3K1


                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 24, 2001


The enclosed Proxy is solicited on behalf of the Board of Directors of Universe2U Inc., (the "Company", "we" or "us") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on Thursday, May 24, 2001, at 3:00 p.m., at The Board of Trade, First Canadian Place, Toronto, Ontario, Canada, or at any time, place and date called by reason of adjournment or postponement, for the purposes set forth herein and in the accompanying Notice of Annual Shareholders Meeting.

The definitive proxy statement and the accompanying proxy are being sent on or about April 26, 2001 to shareholders of record as of the close of business on April 9, 2001, who are entitled to vote at the Annual Meeting. The Company's principal offices are located at 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario, Canada L4B 3K1. Our telephone number is (905) 881-3284.

All amounts disclosed in this Proxy Statement are set forth in U.S. dollars unless indicated otherwise.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

PURPOSE OF THE ANNUAL MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this proxy statement.

RECORD DATE AND SHARES OUTSTANDING

Shareholders of record at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, ______________ shares of common stock were issued and outstanding. The closing price of our common stock on the over-the-counter Market on the Record Date was $__________ per share.

REVOCABILITY AND VOTING OF PROXIES

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     . by writing a letter delivered to Paul Pathak, Secretary of the Company, stating that the proxy is revoked;

     .    by submitting another proxy with a later date; or

     .    by attending the Annual Meeting and voting in person.

Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the shareholder's beneficial ownership of the shares. Shares of common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked.

Unless we receive specific instructions to the contrary, properly executed proxies will be voted: (1) to elect the nominees set forth herein to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors have been elected and qualified; (2) to approve and adopt amendments to the Company's Articles of Incorporation to increase the number of shares of authorized capital stock from 100,000,000 shares to 110,000,000 shares, of which 100,000,000 shares will continue to be designated as common stock, $.00001 par value per share (the "Common Stock") and 10,000,000 shares will be designated as preferred stock, $.00001 per share (the "Preferred Stock") which may be issued by the Company in one or more series; (3) to ratify the Equity Incentive Plan; (4) to ratify the appointment of Moore Stephens Cooper Molyneux LLP as the independent auditor for Universe2U Inc. and (5) upon any and all other business that may properly come before the Annual Meeting.

LIST OF SHAREHOLDERS

A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during regular business hours at our offices at Universe2U Inc., 30 West Beaver Creek Road, Suite 109, Richmond Hill, Toronto, Ontario, Canada L4B 3K1, by contacting Paul Pathak, Secretary of the Company.

VOTING AT THE ANNUAL MEETING

Each share of common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the shareholders, including the election of directors and approval of the Equity Incentive Plan. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of shareholders of record of Universe2U Inc. common stock, constituting a majority of the aggregate number of votes to which all outstanding shares of the common stock are entitled to vote, is necessary to constitute a quorum. All matters coming before any meeting of the shareholders shall be decided by the holders of a majority of the number of votes represented and entitled to be cast, in person or by proxy, a quorum being present.

Directors shall be elected by the shareholders at the Annual Meeting each year by the affirmative vote of a plurality of the votes cast either in person or represented by proxy and entitled to vote on the election of Directors.

The affirmative vote of a majority of the outstanding shares of the Company, represented either in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify and approve the amendment to the Company's Equity Incentive Plan and to ratify the appointment of Moore Stephens Cooper Molyneux LLP as the independent auditors of Universe2U Inc.

SOLICITATION

The Company will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies; however, they will not receive any additional compensation for such solicitation. We estimate that the amount spent in printing costs and legal fees in preparing this solicitation will be approximately $3000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOMINEES FOR DIRECTORS

The Board of Directors proposes the following nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting, or until there successors are elected and qualified.

                                                               DIRECTOR
    NAME                        AGE        POSITION             SINCE
    --------------------        ---        --------          ------------
    Angelo Boujos               38         Chairman          May 17, 2000
    Kim Allen                   45         Director          May 17, 2000
    Paul Pathak                 32         Director          May 17, 2000
    Connie Colangelo            44         Director          May 17, 2000
    Barry Herman                59         Director          May 17, 2000
    Anthony Palumbo             45         Director          May 17, 2000
    Stephen Marano              45         Director          March 30, 2001
    Frederick Kasravi           63         Director          March 30, 2001

Angelo Boujos, Chairman. Mr. Boujos is the founder and Chairman of the Company. Mr. Boujos entered the telecommunications industry by establishing Canadian Cable Consultants in April 1998. Mr. Boujos worked for 7 years with Toronto Dominion Bank and 2 years with American Express. Between 1987 and 1995, Mr. Boujos served as President of Winter Valley Springs Inc. He also served as senior advisor to the President/CEO for Algonqua Springs Inc. and Culligan Inc. from 1995 until 1998.

Kim Allen, Director and CEO. Mr. Allen is the Chief Executive Officer of the Company. He joined the Company in December 1999. Mr. Allen has served as a Director of the Company since May 17, 2000. Prior to joining the Company, Mr. Allen served as the founding President of DTE/Probyn Energy Solutions from its inception in June 1998, a joint venture between DTE Energy Solutions (Detroit Edison) and Probyn & Company. Mr. Allen also served as CEO of Scarborough Public Utilities Commission, a $400 million water and electric utility, from 1992 to 1998, and as its Director of Engineering & Operation from 1990 to 1992. Prior to those positions, in a 12-year career with Ontario Hydro, Mr. Allen held a number of management positions that included retail, engineering, operations and information systems functions. Mr. Allen obtained a Master of Business Administration from the University of Toronto (1987) and a Bachelor of Applied Science in Electrical Engineering from the University of Ottawa (1978).

Paul Pathak, Director and Secretary. Mr. Pathak has served as a Director of the Company since May 17, 2000. Mr. Pathak has been a lawyer practicing corporate and securities law in Toronto, Ontario since 1994. He is currently a partner at the firm of Chitiz Pundit Pathak & Sokoloff. Mr. Pathak has also has served as a director of several public companies and is currently a director of Fareport Capital Inc., a Toronto based publicly traded company. Mr. Pathak's law firm provides legal services to the Company with respect to compliance with the laws of Canada and its provinces.

Connie Colangelo, Director. Ms. Colangelo has served as a Director of the Company since May 17, 2000. Ms. Colangelo is a Senior Human Resources advisor with a major Canadian financial institution and has served as part of the senior management team of their global securities services business since 1998. She has more than 20 years experience in financial services, and combines extensive knowledge of retail banking, trust, and custody with business, sales, client service and human resources management. Prior to Human Resources, she held various management positions within the organization (1986-1998). She holds an Honours Bachelor of Science Degree from the University of Toronto and has completed the various securities courses including the Canadian Securities Course. In addition, she has obtained her Personal Financial Planning designation through the Institute of Canadian Bankers. Ms. Colangelo is the sister-in-law of Mr. Boujos.

Barry Herman has served as Director of the Company since May 17, 2000. Mr. Herman is President of Dominion Fixed Income Plus Fund Limited. He served as President of Citco Fund Services (Bahamas) Limited from September 1996 to January 1998. Prior to that, he was founder and former President and Managing Director of Mees Pierson Fund Services (Bahamas) Limited (formerly Fund Service International Limited) a position which he held from April 1988 to July 1996. Mr. Herman has been involved in the investment funds industry continuously since 1964 and in the offshore investment funds industry since 1968.

Anthony Palumbo, Director. Mr. Palumbo has served as a Director of the Company since May 17, 2000. Mr. Palumbo has more than 20 years of consulting and financial experience, working with such companies as Clarkson Gordon (1978-
1983), Lehndorff Group (1983-1987), Royal LePage (1987-1995), and his own company, Chartered Accountancy (1995-1999). In 1999, Mr. Palumbo became the Vice-President, Chief Financial Officer and Director for PsiGate. In 1978 Mr. Palumbo obtained his Bachelor of Commerce from the University of Toronto and in 1981 obtained his chartered accountant designation while at a predecessor of Ernst & Young. Mr. Palumbo later formed his own chartered accountancy practice and provided strategic planning services as well as financial, tax and capital services.

Stephen Marano, Director. Mr. Marano has served as Director of the Company since March 30, 2001. Mr. Marano has over twelve years experience in bringing to market innovative new services in the Internet, telecommunications, on-line services and network-based interactive industries. He has held senior management positions at AT&T and in other Fortune 100 corporations, new venture start-up and general consulting organizations. From 1998 through November 2000, Mr. Marano was a Managing Partner of the Verticom Group, a corporate business development and consulting company that provides technical strategic planning, financial and interim management assistance to a number of vertical market start-ups in the Internet and telecommunications sectors. From 1997-1998, Mr. Marano was a Senior Vice-President of Marketing and Business Development with Network Two Corporation, where he was part of the core management team that successfully lead the spin-out of and transformation of this former ADP data communications division into a national provider of value-added Internet and private IP network services. From 1995-1997, Mr. Marano was Director of Business Development, Internet Services for AT&T WorldNet (SM) Services. Since November 2000, Mr. Marano has been a principal of DirecTemps LLC, a company involved in the deployment of integrated Internet and wireless messaging technology and services for human resources organizations. Mr. Marano holds an MBA from the Wharton School of Business.

Frederick Kasravi, Director. Mr. Kasravi has served as Director since March 30, 2001. Mr. Kasravi has more than 35 years of managerial experience with such companies as Sun Life (1967-1987), North American Life (1988-1993), Imperial Life and Desjardin (1993-1995), Omni Commerce, Paris, (1974-1999), ITT Hartford (1995-1999), Lehndorff Group (1997-1999) and the Ontabia Business Development Corporation (1980-2001). Mr. Kasravi holds a Master's Degree from the University of Tehran in Mechanical Engineering.

DIRECTOR COMPENSATION AND DIRECTOR OPTION GRANTS

Directors who are employees receive no cash compensation for their services as directors. Effective as of November 2000, non-employee directors receive cash compensation of $500 for attendance at each meeting of the Board and meeting of Board committees. Non-employee directors are eligible to participate in the Company's Equity Incentive Plan at the discretion of the full board of directors. On May 16, 2000, non-employee directors of the Company serving at such date each received options exercisable for 20,000 shares of the Company common stock at a purchase price of $5.00 per share.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation paid to our Chief Executive Officer and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 in the year ended December 31, 2000.

                                       SUMMARY COMPENSATION TABLE

                               Annual Compensation     Long-term Compensation
                               -------------------     ----------------------
 Name and                                                           Restricted Stock and/or Securities
Principal Position             Year       Salary     Bonus             Securities Underlying Options
------------------             ----       ------     -----          ----------------------------------
Kim Allen, CEO                 2000       $ 90,000     0                        500,000 (1)
                               1999       $  7,000     0                        400,000 (2)

Angelo Boujos,                 2000       $112,000     0                              0
Chairman (3)                   1999              0     0                              0
                               1998              0     0                              0

Hugh Grenfal(4)                1999              0     0                      2,500,000 (4)

     (1) Includes options granted on May 5, 2000, exercisable for an aggregate of 500,000 shares of common stock at a purchase price of $.01 per share, all of which vest June 9, 2001. Mr. Allen has executed an agreement with the Company that he shall not sell any of his shares purchased pursuant to any exercise of the foregoing options until November 26, 2001, except in the event of a change of control in which case all of such options shall vest and become immediately exercisable.

     (2) Includes options granted on November 26, 1999, exercisable for an aggregate of 400,000 shares of common stock at a purchase price of $.01 per share, that vest as follows: 50,000 as of the date of grant; 50,000 on each of May 26, 2000, November 26, 2000 and May 26, 2001, and 200,000 on November 26, 2001. Notwithstanding the foregoing, Mr. Allen has executed an option agreement that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until June 1, 2001 except in the event of a change of control in which case all of such options shall vest and become immediately exercisable.

     (3) Mr. Boujos served as acting Chief Executive Officer of the Company until the appointment of Mr. Allen in December 1999. In such capacity, Mr. Boujos did not receive any salary or other compensation. As of January 3, 2000, Mr. Boujos receives a salary in his capacity as Chairman of the Board of Directors.

     (4) In June 1999, the Company's predecessor, Paxton Mining Corporation, issued to Hugh Grenfal, then serving as CEO of the Company, a total of 2,500,000 shares of restricted common stock. Mr. Grenfal served as the acting CEO of Paxton Mining Corporation from inception on June 9, 1999 until Mr. Grenfal sold all of such 2,500,000 shares of common stock of the Company in a third party private transaction on May 11, 2000. Mr. Grenfal resigned from the Board and from Company management effective May 11, 2000. To the knowledge of current management, Mr. Grenfal did not receive any salary or other compensation from Paxton Mining Corporation during such period.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information related to stock options granted to our named executive officers during the year ended December 31, 2000.

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                              (Individual Grants)

----------------------------------------------------------------------------

               Number of      Percent Of Total
               Securities      Options/SAR's
               Underlying        Granted To     Exercise of
              Options/SARs       Employees      Base Price       Expiration
  Name        Granted (#)        In Fiscal       Per Share          Date
                                    Year
-------       ------------     -------------    -----------     -----------
Kim Allen(1)      500,000          45.50%           $0.01       May 5, 2005

(1) The market price of the underlying shares granted to Mr. Allen on May 5, 2000, the date of grant, was $1.00 per share, giving effect to the Company's 19:1 stock dividend.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth the number of shares covered by both exercisable and unexercisable options as of December 31, 2000 and the year-end value of exercisable and unexercisable options as of December 31, 2000 for the named executive officers. The Company did not grant any SARs during the fiscal year ended December 31, 2000 and has no intention to do so during the foreseeable future. For purposes of calculating the value of the following options the Company has applied a value of $5.09 per share, which was the closing price of the Company's common stock at December 31, 2000.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEARS OPTION/SAR VALUES

                                          Number Of               Value Of
                                         Unexercised            Unexercised
                                          Securities            In-The-Money
                 No. Shares               Underlying           Options/SAR's
                  Acquired     Value    Options/SAR's            At FY-End
Name            On Exercise   Realized    At FY End             Exercisable/
                                         Exercisable/          Unexercisable
                                        Unexercisable
----            -----------   --------  -------------          --------------
Kim Allen, CEO      0             0     100,000 Exercisable(1)     $  508,000
                                        800,000 Unexercisable      $4,064,000

(1) Of such options, Mr. Allen has executed an agreement that provides he will not sell any shares purchased pursuant to the exercise of any such options until November 26, 2001.


INDEMNIFICATION MATTERS
In accordance with Section 78.037 of the Nevada Revised Statutes ("NRS"),
Article IX of our by-laws provides that no director or officer of Universe2U be personally liable to Universe2U or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of distributions in violation of NRS Section 78.300, which provides that (a) the directors of a corporation shall not make distributions to shareholders except as provided by this chapter; and (b) in case of any willful or grossly negligent violation of the provisions of this section, the directors under whose administration the violation occurred, excepting dissenters to those acts, are jointly and severally liable, at any time within three (3) years after each violation, to the corporation, and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of the distribution to shareholders. In addition, our amended and restated articles of incorporation provides that if the Nevada Revised Statutes are amended to authorize the further elimination or limitation of the liability of directors and officers, then the liability of a director and/or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

Article IX of our amended and restated by-laws provides for indemnification by Universe2U of its officers and certain non-officer employees under certain circumstances against expenses, including attorneys fees, judgments, fines and amounts paid in settlement, reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceeding in which any such person is involved by reason of the fact that such person is or was an officer or employee of Universe2U if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Universe2U, and, with respect to criminal actions or proceedings, if such person had no reasonable cause to believe his or her conduct was unlawful.

We have also entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements provide that we indemnify each of our directors and such officers to the fullest extent permitted under law and our by-laws, and provide for the advancement of expenses to each director and each such officer. We have also obtained directors and officers insurance against certain liabilities.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted, and we are not aware of any threatened litigation or other proceeding which may result in a claim for indemnification by us.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. Shareholders shall elect nominees for election to the Board of Directors by a plurality of the votes cast at the Annual Meeting.


                     [Balance of Page Intentionally Blank]

---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                 PROPOSAL NO. 2
                     TO AMEND THE ARTICLES OF INCORPORATION
                   TO PROVIDE FOR AUTHORIZATION OF 10,000,000
                           SHARES OF PREFERRED STOCK

---------------------------------------------------------------------------
---------------------------------------------------------------------------

The Board believes that the additional shares of Preferred Stock resulting from the amendment of the Articles of Incorporation should be available for issuance from time to time as may be required for various purposes, including the issuance of Preferred Stock in connection with financing or acquisition transactions. The Company anticipates that in the future it will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized capital is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special shareholders' meeting or of waiting for the regularly scheduled annual meeting of shareholders in order to increase the authorized capital. If in a particular instance shareholder approval were required by law or otherwise deemed advisable by the Board, then the matter would be referred to the shareholders for their approval regardless of whether a sufficient number of shares previously had been authorized.

The Board of Directors of the Company recommends shareholders vote for approval of an amendment to the Company's Articles of Incorporation increasing the number of shares of authorized capital stock from 100,000,000 shares to 110,000,000 shares, of which 100,000,000 shares will continue to be designated as Common Stock, par value $.00001 per share and 10,000,000 shares will be designated as Preferred Stock, par value $.00001 per share, which may be issued in one or more series in accordance with the terms, conditions and attributes as set forth in the proposed amendment, described in detail below and attached hereto as Exhibit A (the "Amendment").

The proposed Amendment provides authority to the Board of Directors to provide by resolution for the issuance of shares of Preferred Stock from time to time in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Articles of Incorporation. The proposed Amendment provides authority to the Board of Directors to determine with respect to each such series the voting powers, if any (which voting powers if granted may be full or limited), designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions appertaining thereto. Without limiting the generality of the foregoing, the voting rights appertaining to shares of Preferred Stock of any series (which may be one or more votes per share or a fraction of a vote per share, and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution or winding up of the affairs of the corporation, and the rights (if any) of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class of capital stock (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable).

Before the Company shall issue any shares of Preferred Stock of any series, a certificate setting forth a copy of the resolution or resolutions of the Board of Directors, fixing the voting powers, designations, preferences, the relative, participating, optional or other rights, if any, and the qualifications, limitations and restrictions, if any, appertaining to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued shall be made under seal of the Company and signed by the president or vice president and by the secretary or an assistant secretary of the Company and acknowledged by such president or vice president as provided by the laws of the State of Nevada and shall be filed and a copy thereof recorded in the manner prescribed by the laws of the State of Nevada.

The various powers, preferences and the relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof of any or all series of Preferred Stock of the Company which may be designated and issued from time to time by the Board of Directors may individually or in the aggregate have an affect that would duly defer or prevent a change in control of the Company. The terms of the securities to be authorized, including dividend or interest rates, conversion powers, voting rights, redemption powers, maturity dates, and similar matters are to be determined by the Board of Directors.

As of the date of this Proxy Statement the Company does not intend to issue shares of Preferred Stock for any immediate financing or transactional matters, however the Company may do so in the future if the authorization of the Preferred Stock is approved by the shareholders.

The financial and other information required under the Rules and Regulations of the Securities and Exchange Commission to be included herein are incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, a copy of which is being delivered to each shareholder together with this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR THE INCREASE IN AUTHORIZED CAPITAL STOCK TO 110,000,000 SHARES, OF WHICH 100,000,000 SHARES WILL CONTINUE TO BE DESIGNATED AS COMMON STOCK, PAR VALUE $.00001 PER SHARE AND 10,000,000 SHARES WILL BE DESIGNATED AS PREFERRED STOCK, PAR VALUE $.00001 PER SHARE, SPECIFICALLY FOR THE PURPOSE OF AUTHORIZING THE ISSUANCE OF PREFERRED STOCK.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval to amend the Company's Articles of Incorporation.

                     [Balance of Page Intentionally Blank]

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                                PROPOSAL NO. 3
                      RATIFICATION OF THE UNIVERSE2U INC.
                          2000 EQUITY INCENTIVE PLAN

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The Board of Directors has previously established the Universe2U Inc. 2000
Equity Incentive Plan (the "Equity Incentive Plan"). With the rapid growth of our personnel and the increased competition to attract and retain talented personnel, the Directors adopted resolutions to seek ratification of the Equity Incentive Plan. Accordingly, the Board of Directors proposes that the Company's shareholders approve the Company's Equity Incentive Plan as discussed in detail below.

GENERAL DESCRIPTION AND NUMBER OF AVAILABLE SHARES

The following summary of the Equity Incentive Plan is qualified, in its entirety, by the specific language of the Equity Incentive Plan, a copy of which is attached to this proxy statement as Exhibit B.

The Equity Incentive Plan was adopted by the Board of Directors on June 9, 2000, amended on March 16, 2001 and is subject to shareholder ratification, as amended. The Company initially reserved 1,500,000 shares of common stock for issuance under the Equity Incentive Plan. The Equity Incentive Plan limits the number of shares of common stock subject to options granted under the Equity Incentive Plan to any one employee during any one calendar year to 100,000.

Subject to changes in capitalization, the maximum aggregate number of shares which may be initially issued pursuant to all awards (including Incentive Stock Options) is 1,500,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 of up to ten percent (10%) of the number of shares outstanding as of such date or a lesser number of shares determined by the Board of Directors or a committee of the Board of Directors appointed for the purposes of administrating the Plan (the "Plan Administrator"). The shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. As of the Record Date, there were no options or awards of restricted stock outstanding under the Equity Incentive Plan, nor has the Board of Directors acted to increase the number of shares available during 2001 for issuance under the Plan.

DESCRIPTION OF THE EQUITY INCENTIVE PLAN

Purpose. The Board of Directors believes that our long-term success is dependent upon our ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The Equity Incentive Plan is intended to strengthen us by providing an incentive to our employees, officers, consultants and directors and thereby encourage them to devote their abilities to the success of our business enterprise. We believe that grants of stock options and restricted stock motivate high levels of performance and provide an effective means of recognizing contributions to the success of the Company. Most newly hired full-time employees and consultants expect to be granted options. We believe that meeting this expectation will provide heightened value in recruiting and retaining highly qualified technical and other key personnel who are in demand in the industry. The Board believes that the ability to grant options and restricted stock will be important to our future success by allowing us to remain competitive in attracting and retaining key personnel.

Administration. The Equity Incentive Plan is administered by a committee of the Board of Directors subject to the provisions of the Plan. The Plan

Administrator has the authority to determine which eligible persons shall receive grants, the time of grant, the type of grant and the number of shares underlying the options, the term of the options, the vesting schedule and other option terms.

Eligibility. Any of our current or future employees, officers, consultants, advisors or directors are eligible to participate in the Equity Incentive Plan. Incentive stock options ("ISO's"), qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted only to employees, including officers of the Company. Nonqualified stock options ("NSO's"), not so qualified, and shares of restricted stock may be granted to our employees, directors, consultants or other independent advisors.

The exercise price for options granted under the Equity Incentive Plan is to be determined by the Plan Administrator. However, the exercise price of all ISO's must be at least equal to the fair market value of the underlying shares on the date of grant. With respect to any optionee who owns capital stock possessing more than 10% of the voting power of all classes of stock, the exercise price of any ISO must be not less than 110% of the fair market value of the underlying shares on the date of grant. The Plan Administrator establishes the term of each option granted pursuant to the Equity Incentive Plan. The maximum term, however, for ISO's is five years. Options are subject to earlier termination as provided in the Equity Incentive Plan.

Options are exercisable at such times and in such installments as the Plan Administrator provides in the terms of the individual option agreement. Subject to the terms of the Equity Incentive Plan, an optionee shall not have the rights of a shareholder until the date of issuance of a stock certificate to the optionee for the shares underlying the exercised option.

Except as provided in the individual option agreement, any optionee whose relationship with us has terminated for any reason other than death or disability may exercise his or her options (if otherwise exercisable) not later than thirty (30) days after the termination date.

The Equity Incentive Plan also provides that in the event of the death or disability of an optionee, such optionee (or the optionee's representative) is entitled, under the appropriate circumstances, to exercise their options (if otherwise exercisable) for up to one year from the date of death or termination due to disability.

In the event of a stock dividend, recapitalization, certain mergers, split-up, combination or exchange of shares or similar corporate event which results in a change in the number or kind of our shares of common stock, the aggregate number and kind of shares subject to options under the Equity Incentive Plan and the related exercise price shall be adjusted accordingly. In the event of "corporate transactions" or a "change in control" (as defined in the Equity Incentive
Plan), or upon our dissolution, the optionee's vesting rights under the Equity Incentive Plan are accelerated.

The Equity Incentive Plan may be terminated or amended by the Board of Directors generally without shareholder approval. However, shareholder approval is required for certain types of amendments as provided in the Equity Incentive Plan. No termination or amendment of the Equity Incentive Plan may be made that adversely affects the rights of an existing option holder, without such person's consent. Options granted under the Equity Incentive Plan may not be transferred other than by will or pursuant to the laws of descent and distribution.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S EQUITY INCENTIVE PLAN.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the Equity Incentive Plan.

                              SECURITY OWNERSHIP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 1, 2001. The percentage of beneficial ownership is based on 36,978,225 shares of our common stock issued and outstanding as of such date, giving effect to the exchange of all outstanding securities issued by our Ontario, Canada subsidiary that are exchangeable for shares of the Company's common stock. The table sets forth such information with respect to:

  . each shareholder who is known by us to beneficially own 5% or more of the common stock;
  .  each of our directors;
  .  each of the executive officers named in the "Summary Compensation Table";
     and
  .  all of our executive officers and directors as a group.

Unless otherwise indicated, each of the shareholders has sole voting and power of disposition with respect to the shares of common stock beneficially owned by such shareholder. Except as otherwise noted in the footnotes below, the address of record for each of the principal shareholders is c/o Universe2U Inc., 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario L4B 3K1 Canada.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has, directly or indirectly, sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 1, 2001 through the exercise of any stock option or other similar right.



                                              Shares             Percent
                                              Beneficially       Beneficially
    Name of Beneficial Owner                  Owned              Owned
    ------------------------                  ------------       -----

Angelo Boujos (1)                             12,612,400          34.1%
Josie Boujos (2)                              12,612,400          34.1%
Josie Boujos in Trust (3)                        812,400           2.2%
Kim Allen (4)                                    150,000            *
Jeff Rosenthal (5)                                     0            *
Paul Pathak (6)                                        0            *
Connie Colangelo (7)                             240,000            *
Barry W. Herman (8)                                    0            *
Anthony Palumbo (9)                                    0            *
Andrew Eyres (10)                                700,000           1.9%
William McGill (11)                              700,000           1.9%
Bernard Tanunagara (12)                          200,000            *
Stephen Marano (13)                                    0            *
Frederick Kasravi (14)                                 0            *
                                              ----------         -------

All Directors and Officers as a Group (15)    14,602,400         39.50%


*  Represents less than 1% of the outstanding shares of common stock.


(1) Mr. Boujos is Chairman of the Company. Includes 4,600,000 shares of common stock held of record by Mr. Boujos and 2,500,000 shares of common stock issuable upon exercise of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (the "Chairman's Shares"). Includes 3,950,000 shares of common stock held by the spouse of Mr. Boujos and 750,000 shares of common stock issuable upon exchange of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (collectively the "Spouse Shares"). Includes 312,400 shares of common stock held in a trust over which Mr. Boujos has voting control, and 500,000 shares of common stock issuable upon exchange of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (collectively, the "Trust Shares"). Mr. Boujos disclaims beneficial ownership of the Spouse Shares and the Trust Shares.

(2) Ms. Boujos is the spouse of Mr. Boujos. Includes the Spouse Shares. Includes the Chairman's Shares. Includes the Trust Shares, as to which Ms. Boujos is the beneficiary. Ms. Boujos disclaims beneficial ownership of the Chairman's Shares.

(3) Includes the Trust Shares, over which Mr. Boujos exercises voting control and power of disposition, but as to which Mr. Boujos disclaims beneficial ownership. Ms. Boujos is the beneficiary of such trust.

(4) Mr. Allen is CEO and a director of the Company. Includes vested options for the purchase of 150,000 shares of common stock at $.01 per share, but as to which options Mr. Allen has executed an agreement with the Company that he shall not sell any of his shares purchased pursuant to any exercise of the foregoing option until November 26, 2001, except in the event of a change of control in which case all of such options shall vest and become immediately exercisable. Excludes options granted on November 26, 1999, and exercisable for an aggregate purchase of 250,000 shares of common stock at a purchase price of $.01 per share, that vest as follows: 50,000 on the 18th month anniversary of the date of grant and 200,000 on the 24th month anniversary, but as to which options Mr. Allen has executed an agreement with the Company that he shall not sell any of his shares purchased pursuant to any exercise of the foregoing options until November 26, 2001, except in the event of a change of control in which case all of such options shall vest and become immediately exercisable. Also excludes a subsequent grant of options on May 5, 2000, exercisable for 500,000 shares of common stock, at a purchase price of $.01 per share, which options do not vest or become exercisable until June 9, 2001.

(5) Mr. Rosenthal is President of the Company. Excludes an option for the purchase of 5,000 shares of Common Stock at a price of $0.01 per share that does not vest and become exercisable until April 19, 2002.

(6) Paul Pathak is Secretary and a Director of the Company. Excludes an option for the purchase of 50,000 shares of common stock that vests and becomes exercisable on June 9, 2001 at a purchase price of $.01 per share.

(7) Connie Colangelo is a Director of the Company. Excludes an option for the purchase of 20,000 shares of common stock that vests and becomes exercisable on June 9, 2001 at a purchase price of $5.00 per share. Ms. Colangelo is the sister-in-law of Mr. Boujos.

(8) Barry W. Herman is a Director of the Company. Excludes an option for the purchase of 20,000 shares of common stock that vests and becomes exercisable on June 9, 2001 at a purchase price of $5.00 per share.

(9) Anthony Palumbo is a Director of the Company. Excludes an option for the purchase of 20,000 shares of common stock that vests and becomes exercisable on June 9, 2001, at a purchase price of $5.00 per share.

(10) Mr. Eyres is the Executive Vice President Universe2U Inc. - Networks

     Development. Includes 625,000 shares of common stock beneficially owned through holdings of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company.

(11) Mr. McGill is Vice-President, Network Sales and Marketing, a division of the Company. Includes 625,000 shares of common stock beneficially owned upon exchange of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company.

(12) Mr. Tanunagara is President of CableTec. The share purchase agreement to acquire CableTec was amended to grant Mr. Tanunagara an option to acquire up to 200,000 common shares of the Company at an exercise price of $5.00 per share vested and exercisable until July 31, 2001.

(13) Appointed to the Board of Directors effective as of March 30, 2001.

(14) Appointed to the Board of Directors effective as of March 30, 2001.

(15) All directors and executive officers as a group including beneficial ownership of common stock through the exercise of options or otherwise as of March 1, 2000, or within 60 days thereafter. Includes the Spouse Shares and the Trust Shares as to which shares Mr. Boujos disclaims beneficial ownership.

LEGAL PROCEEDINGS

There are no material legal proceedings to which any director, officer or affiliate of registrant, beneficial owner of more than 5% or any associate is a party adverse to registrant or any of its subsidiaries.

BOARD OF DIRECTORS

The Board of Directors met two times during the last fiscal year, on June 9, 2000 and November 10, 2000 respectively. No director attended fewer than 100% of the total number of meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Bylaws provide that the Board of Directors may designate one or more board committees. The Company currently has an audit committee and a compensation committee.

COMPENSATION COMMITTEE

The Company's Compensation Committee was formed for the purpose of establishing policies and approving employment arrangements and agreements related to compensation of officers, employees and consultants of the Company, which may arise from time to time. The current members of the Compensation Committee are Connie Colangelo, Kim Allen and Paul Pathak.

AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Universe2U Inc. Audit Committee as of December 18, 2000, a copy of which is attached hereto as Exhibit
C. The Audit Committee discusses audit procedures and audit review policies with the Board of Directors, reviews unaudited interim financial statements and recommends to the Board of Directors the appointment of the Company's independent auditors all as discussed in greater detail below.

As of March 30, 2001, the Audit Committee is comprised of directors Anthony Palumbo, Stephen Marano and Frederick Kasravi. Messrs. Marano and Kasravi became directors of the Company on March 30, 2001 and accepted appointment to the Audit Committee as of the same date. From December 15, 2000 until March 29, 2001, Mr. Palumbo served as the sole member of the Audit Committee. Director Barry Herman served on the Audit Committee from May 17, 2000 through

December 15, 2000. Mr. Herman resigned from the Audit Committee because under the terms of the Audit Committee Charter, he no longer qualified as independent. Mr. Herman remained as an advisor to the Audit Committee and attended meetings of the Audit Committee until March 30, 2001. Each of Messrs. Palumbo, Marano and Kasravi are independent of Company management as required by the Company's
Audit Committee Charter.

AUDIT COMMITTEE REPORT

The Universe2U Inc. Audit Committee assists the Board of Directors in fulfilling its statutory and fiduciary responsibilities relating to internal control, accounting policies and auditing and reporting practices. The Universe2U Inc. Audit Committee met independently with the Company's auditors on November 10, 2000. The Audit Committee reviewed the audited financial statements in the Company's Annual Report with management and has discussed with management the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures made in the Company's financial statements.

The Audit Committee has discussed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements in accordance with generally accepted accounting principles, the independent auditors' judgments as to the quality and the acceptability of the Company's accounting principles and any matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented.

In addition, as required by Independence Standards Board Standard No. 1, the Audit Committee has: (i) received from the Company's independent auditors written disclosure of all relationships, if any, between the Company's independent auditors and its related entities and the Company and its related entities that in the independent auditors' professional judgment may reasonably be thought to bear on their independence, (ii) received a letter from the Company's independent auditors confirming that in the independent auditors' professional judgment, the auditors are independent of the Company, and (iii) discussed with the Company's independent auditors their independence from management and the Company.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 which is filed with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Moore Stephens Cooper Molyneux LLP as the Company's independent auditors.

The Audit Committee members are independent as defined under Rule 4200(a)(15) of the NASD listing standards.

This report has been respectfully submitted to the Company by the members of the Audit Committee as of March 30, 2001. As noted above, Messrs. Marano and Kasravi became directors of the Company on March 30, 2001 and accepted appointment to the Audit Committee as of even date therewith. The Audit Committee reviews undertaken with respect to the matters reported to the Company in the foregoing report were made solely by Mr. Palumbo.

                                    Anthony Palumbo
                                    Stephen Marano
                                    Frederick Kasravi

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                                PROPOSAL NO. 4
                      RATIFICATION OF THE UNIVERSE2U INC.
               APPOINTMENT OF MOORE STEPHENS COOPER MOLYNEUX LLP
                            AS INDEPENDENT AUDITORS
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The Board of Directors of the Company has selected Moore Stephens Cooper
Molyneux LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

A representative of Moore Stephens Cooper Molyneux LLP is expected to be present at the Annual Meeting to make a statement if they desire to do so and to answer any questions or comments from shareholders.

AUDIT FEES

The aggregate accounting fees billed to the Company by Moore Stephens Cooper Molyneux LLP for their audit of the Company's annual financial statements and reviews of the interim financial statements included in the Company's Forms 10-QSB for the fiscal year ended December 31, 2000 was $110,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage Moore Stephens Cooper Molyneux LLP to provide, directly or indirectly, any professional services with respect to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

The aggregate fees billed to the Company by Moore Stephens Cooper Molyneux LLP for all other services for the year ended December 31, 2000 were $112,000, including audit related services of $84,000 and nonaudit services of $28,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements. Nonaudit services include tax consulting and compliance and advisory services on various Company business matters.

The Audit Committee of the Board of Directors has considered the independence of Moore Stephens Cooper Molyneux LLP, as required by the Audit Committee Disclosure Rules of the Securities and Exchange Commission (the "Disclosure Rules"), in relation to the services provided to the Company by Moore Stephens Cooper Molyneux LLP. The Audit Committee of the Board of Directors concludes that Moore Stephens Cooper Molyneux LLP has maintained its independence as required under the Disclosure Rules.

The percentage of hours attributed to work performed by persons other than full-time permanent employees of Moore Stephens Cooper Molyneux LLP was not less than 50% of the total hours expended by Moore Stephens Cooper Molyneux LLP in the audit of the Company's financial statements for the year ended December 31, 2000.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE RATIFICATION OF MOORE STEPHENS COOPER MOLYNEUX LLP AS THE COMPANY'S AUDITORS.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote then FOR approval of the appointment of Moore Stephens Cooper Molyneux LLP as the Company's independent auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving Directors, Executive Officers and Others.

On May 11, 2000, a change of control occurred with respect to the stock ownership of the Company. The change of control occurred in connection with a third party purchase of stock involving the transfer of an aggregate of 5,000,000 shares of the Company's outstanding common stock to a group of investors led by First Union Asset Management Ltd. ("First Union"). The controlling interest acquired by First Union was purchased in a private transaction for aggregate consideration of $500,000 that was paid in cash to two of the former controlling shareholders of the Company, Messrs. Hugh Grenfal and Robert Jarva, in exchange for all of their respective shares of Company common stock. The change of control was made in connection with the Company's acquisition of Universe2U Inc., an Ontario corporation (the "Ontario Company"). Following the foregoing third party purchase of Company common stock and as a condition of the Company's acquisition of the Ontario Company, an aggregate of 4,000,000 shares of common stock was tendered to the Company by First Union and cancelled by the Company without payment and 250,000 shares of exchangeable securities of a wholly owned Ontario subsidiary of the Company were issued to the shareholders of the Ontario Company in exchange for all of the outstanding stock of the Ontario Company (the "Acquisition").

After giving effect to the foregoing transactions, Angelo Boujos, Josie Boujos, Andrew Eyres and William McGill (the "Principals") as a group held control of an aggregate of 695,622 shares of Company common stock, at that date constituting approximately 41% of all outstanding shares of Company common stock. Prior to the change in control, Messrs. Grenfal and Jarva controlled approximately 91% of the Company's outstanding common stock and served as the Company's sole directors and officers. In connection with the change of control, Messrs. Grenfal and Jarva appointed new directors and thereafter resigned as directors and officers of the Company. To the knowledge of the Company's current management, Messrs. Grenfal and Jarva in their respective capacities as directors and officers of the Company did not have any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

On May 15, 2000, the Board of Directors of the Company authorized a dividend in the form of shares of Company common stock, to be distributed to Company shareholders of record as of the close of business on May 25, 2000 (the "Stock Dividend"). After giving effect to the Stock Dividend, such shareholders of record received 19 additional shares for each one share held at the record date (equivalent to a ratio of 20 shares of common stock for each one share of common stock held at the close of business on the record date).

On May 17, 2000, the Company consummated the Acquisition of the Ontario Company and changed its name from Paxton Mining Corporation to Universe2U Inc. The Company issued 250,000 shares (5,000,000 shares after giving effect to the 19-for-1 stock dividend on May 25, 2000) of exchangeable securities of a wholly owned Ontario acquisition subsidiary of the Company to the Principals in their separate capacity as shareholders of the Ontario Company in exchange for all of their respective outstanding stock of the Ontario Company (the "Acquisition Issuance"). Messrs. Boujos, Eyres, and McGill are key employees of the Ontario Company. Angelo and Josie Boujos are spouses. In conjunction with the change of control and the Acquisition, Barry Herman, Anthony Palumbo, Kim Allen, Paul Pathak and Connie Colangelo were elected directors of the Company and Mr. Angelo Boujos was elected chairman of the Board. For accounting purposes, the acquisition of the Ontario Company by Universe2U Inc. (formerly known as Paxton Mining Corporation), has been treated as a recapitalization, with the Ontario Company as the acquirer (a reverse acquisition). The exchangeable securities issued in connection with the Acquisition are exchangeable at any time on a one-for-one basis for shares of Company common stock.

Mr. Barry Herman, a director of the Company, is President of First Union, a Bahamian corporation. First Union represented the investors who purchased the controlling interests in the Company from Messrs. Grenfal and Jarva on May 11, 2000. Following the change in control, Mr. Herman was elected to the Board of Directors. The Company and First Union entered into a Financial Consulting Agreement dated as of May 17, 2000, and amended as of July 25, 2000 (as amended, the "First Union Agreement"), that provided for First Union to act as an agent on behalf of the Company with respect to a financing program undertaken pursuant to Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). In connection with services rendered in connection with the First Union Agreement, First Union received aggregate fees of $420,000 from the Company. The First Union Agreement concluded in October 2000 and the Company has no further plans to engage the services of First Union.

Mr. Angelo Boujos, Chairman of the Company, converted indebtedness of the Company to him to common stock of the Company. Prior to the acquisition of the Ontario Company, Mr. Boujos had advanced approximately $429,000 to the Ontario Company. Mr. Boujos entered into an agreement dated as of June 9, 2000 to convert all of such amount to 100,000 shares of common stock at a purchase price of $4.29 per share. After giving effect to (i) the reduction in outstanding shares due to the tender and cancellation of share ownership by First Union,
(ii) the Acquisition Issuance, (iii) the Stock Dividend, and (iv) the conversion of pre-Acquisition loans by Mr. Boujos to the Ontario Company, the common stock beneficially owned by Mr. Boujos constituted at such date a controlling interest of the Company's outstanding common stock. See, "Security Ownership of Certain Beneficial Owners and Management"

Effective as of May 31, 2000, the Company, through a wholly-owned subsidiary incorporated pursuant to the laws of the Province of Ontario ("Subco"), completed the acquisition of CableTec (formerly Bernie Tan Investments Inc.). Subco had entered into a definitive share purchase agreement to acquire CableTec on January 25, 2000 (the "Agreement"). Pursuant to the terms of the Agreement, Subco agreed to acquire all of the outstanding shares of CableTec in consideration for the payment of Cdn$1.5 million. The transaction was originally intended to close in February 2000. The terms of the Agreement were amended in March and in May 2000 to extend the closing date to May 31, 2000, amongst other things. In addition, the Agreement was amended to grant Bernard Tanunagara, currently President of the Company's CableTec subsidiary, an option to acquire up to 200,000 common shares of the Company at an exercise price of $5.00 per share vested and exercisable until July 31, 2001. Effective as of May 31, 2000, the transaction was completed and the cash consideration of Cdn$1.5 million was paid, and the Option was granted to Bernard Tanunagara.

The Board of Directors has granted nonqualified stock options outside of the scope of the Equity Incentive Plan to certain of our personnel serving as officers and directors of the Company at exercise prices below fair market value. Among such persons are the following, whose options vest and become exercisable as indicated below, except in the event of a change of control of the Company in which case all of such options shall vest and become immediately exercisable:

     . Kim Allen, the Company's CEO and a director of the Company, was granted options on November 26, 1999, exercisable for 400,000 shares of common stock at a purchase price of $.01 per share, that vest as follows: 50,000 as of the date of grant; 50,000 on each of May 26, 2000, November 26, 2000, and May 26, 2001, and 200,000 on November 26,
          2001. Mr. Allen has executed an option agreement that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until June 1, 2001, except in the event of a change of control, in which case all of such options shall vest and become immediately exercisable. Mr. Allen received a subsequent grant of options on May 5, 2000, exercisable for 500,000 shares of common stock, at a purchase price of $.01 per share, which options vest and become exercisable on June 9, 2001.

     . Michael Doll, Vice President of Business Development of Network Sales and Marketing, a division of the Company's subsidiary, Canadian Cable Consultants, was granted options on December 21, 1999, exercisable for 200,000 shares of common stock at a purchase price of $.01 per share, which options vest and become exercisable on December 21, 2001.

     . Jeffrey Rosenthal, President of the Company, was granted options on April 19, 2000, exercisable for an aggregate of 5,000 shares of common stock at a purchase price of $.01 per share, which options vest and become exercisable on April 19, 2002.

     . Vincent Ursini, Vice President, Finance, of Network Sales and Marketing, a division of the Company the Company's subsidiary, Canadian Cable Consultants, was granted options on February 28, 2000, exercisable for 10,000 shares of common stock at a purchase price of $.01 per share, which options vest and become exercisable on February 28, 2002.

     . Paul Pathak, a director and secretary of the Company, was granted options on May 5, 2000, for services rendered in his capacity as legal counsel to the Company, which options are exercisable for 50,000 shares of common stock at a purchase price of $.01 per share, which options vest and become exercisable on June 9, 2001.

     . Bernard Tanunagara, president of the Company's subsidiary, CableTec Communications Inc., was granted options on May 31, 2000, for the purchase of 200,000 common shares of the Company at an exercise price of $5.00 per share, which are vested and exercisable until July 31, 2001.

In June 1999, Paxton Mining Corporation issued a total of 5,000,000 shares of restricted common stock to Hugh Grenfal and Robert Jarva, then serving as officers and directors of the Company. This was accounted for as a compensation expense of $273,356 and advances and reimbursement expenses of $1,644. Mr. Grenfal and Mr. Jarva subsequently sold such shares of stock in a private transaction and are no longer shareholders of the Company.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC and with The Nasdaq Stock Market, Inc. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on our review of copies of Forms 3 and 4 and any amendments furnished to us pursuant to Rule 16a-3(e) and Forms 5 and any amendments furnished to us with respect to the 2000 Fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-B stating that no Forms 5 were required, we believe that, during the 2000 fiscal year, our officers and directors have complied with all Section 16(a) applicable filing requirements.

                            ADDITIONAL INFORMATION

Moore Stephens Cooper Molyneux LLP, independent chartered accountants, audited and reported on the basis of generally accepted auditing standards, the combined balance sheets of Universe2U Inc. as at December 31, 2000 and 1999, and the combined statements of operations and deficit and cash flows for the years then ended. Such financial statements can be found in the Company's Form 10-KSB for the year ended December 31, 2000 as filed with the Commission, and are incorporated by reference in this Proxy Statement. A copy of such Form 10-KSB is delivered to shareholders with this Proxy Statement.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below.

A copy of the Universe2U Inc. Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission has been delivered to each Company shareholder with this Proxy Statement. Shareholders may obtain additional copies of the Form 10-KSB and copies of the exhibits by addressing a request to each shareholder of the Company as of the Record Date to the Company. Requests should be addressed to: Universe2U Inc., 30 West Beaver Creek Road, Suite 109 Richmond Hill, Toronto, Ontario, Canada L4B 3K1, Attn: Paul Pathak, Secretary.

                         SHAREHOLDER PROPOSALS FOR THE
                              2002 ANNUAL MEETING

We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2001 Annual Meeting:

In our Proxy Statement. If a shareholder desires to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2002 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Eastern time, January 15, 2002.

Any action required by statute to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective a written consent must follow the procedure laid out in our By-Laws.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, Universe2U Inc. 30 West Beaver Creek Road, Suite 109 Richmond Hill, Toronto, Ontario, Canada L4B 3K1 Attention:
Paul Pathak, Secretary.

                      WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational reporting requirements of the Exchange Act and currently files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the Commission's Public Reference Room located at room 1024, 450 Fifth Street, N.W., Washington D.C. 20549. The Commission may
be reached at 1-800-SEC-0330 for further information on the Public Reference Room. The Commission maintains an internet website at http://www.sec.gov that
                                                      ------------------
contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission, including the Company.

                                 OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned in this proxy statement is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment.


                             By Order of the Board of Directors




                             Paul Pathak
                             Secretary

Toronto, Ontario
April ___, 2001

                                                                       Exhibit A


    Proposed Amendment to the Articles of Incorporation of Universe2U Inc.
    ----------------------------------------------------------------------

     WHEREAS, Article Fourth of the Corporation's Articles of Incorporation currently provide for authorized capital of $1,000 consisting of authorized capital stock of up to One Hundred Million (100,000,000) shares of Common Stock, par value $.00001 per share;

     WHEREAS, the Board of Directors has resolved that it is in the best interests of the Corporation to increase the authorized capital of the Corporation and to authorize a class of preferred stock to provide for reasonable and customary corporate financing structures;

     NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the Corporation adopt and approve the authorization of preferred stock in the amended and restated Article Fourth to the Corporation's Articles of Incorporation as follows:

FOURTH:     (a)  Authorized Capital and Shares.  The amount of total authorized
------           -----------------------------
capital stock of the Corporation is One Thousand One Hundred Dollars ($1,100.00) consisting of One Hundred Ten Million (110,000,000) shares divided into two classes, of which Ten Million (10,000,000) shares, $.00001 par value per share, shall be designated Preferred Stock and One Hundred Million (100,000,000) shares, $.00001 par value per share, shall be designated Common Stock.

            (b)  Preferred Stock. (I) Shares of Preferred Stock may be issued in
                 ---------------
one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation, and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

     (i) The number of shares constituting that series and the distinctive designation of that series;


     (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment with respect to shares of that series; and

     (viii) Any other relative rights, preferences and limitations of that series.

     (II)   Voting Rights.  Each holder of Common Stock, as such, shall be
            -------------
entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Articles of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Articles of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to Section
78.350 of the Nevada Revised Statutes ("NRS").

            (c) No Class Vote On Changes in Authorized Number of Shares of
                ----------------------------------------------------------
Preferred Stock.  Subject to the rights of the holders of any series of
---------------
Preferred Stock pursuant to the terms of the Amended and Restated Articles of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 78.330 of the NRS.

            (d) No Preemptive Rights.  No holder of stock of the Corporation of
                --------------------
any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such stock, or any rights to subscribe for or purchase such stock, or any securities convertible into or exchangeable for such stock, which may at any time be issued, sold or offered for sale by the Corporation.

            (e) Liquidation, Dissolution, or Winding Up.  In the event of any
                ---------------------------------------
voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation.

            (f) Dividends.  Subject to the preferential rights, if any, of the
                ---------
Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property, or in shares of Common Stock.


                                    #  #  #

                                                                       Exhibit B


                                UNIVERSE2U INC.

                           2000 EQUITY INCENTIVE PLAN

  1. Purposes of the Plan. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

  2. Definitions. As used herein, the following definitions shall apply:

  (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

  (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

  (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

  (d) "Award" means the grant of an Option, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

  (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

  (f) "Board" means the Board of Directors of the Company.

  (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

  (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

     (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the

Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

     (ii) a change in the composition of the Board over a period of thirty-six
(36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

  (i) "Code" means the Internal Revenue Code of 1986, as amended.

  (j) "Committee" means any committee appointed by the Board to administer the Plan.

  (k) "Common Stock" means the common stock of the Company.

  (l) "Company" means Universe2U, Inc., a Nevada corporation.

  (m) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

  (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or
(ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

  (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

  (p) "Corporate Transaction" means any of the following transactions:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

     (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

     (iv) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

  (q) "Covered Employee" means an Employee who is a "covered employee" under
Section 162(m)(3) of the Code.

  (r) "Director" means a member of the Board or the board of directors of any Related Entity.

  (s) "Disability" means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.

  (t) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

  (u) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

  (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

  (x) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

  (y) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

  (z) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  (aa) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (bb) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (cc) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

  (dd) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (ee) "Performance--Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

  (ff) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

  (gg) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

  (hh) "Plan" means this Equity Incentive Plan.

  (ii) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

  (jj) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

  (kk) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

  (ll) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

  (mm) "Share" means a share of the Common Stock.

  (nn) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan.

  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,500,000 Shares, plus an annual increase, that may be added after the first day of the Company's fiscal year beginning in 2001, of up to ten percent (10%) of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  4. Administration of the Plan.

  (a) Plan Administrator.

     (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

     (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
     (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

     (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

     (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

     (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

     (ii) to determine whether and to what extent Awards are granted hereunder;

     (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

     (iv) to approve forms of Award Agreements for use under the Plan;

     (v) to determine the terms and conditions of any Award granted hereunder;

     (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

     (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

     (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

     (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

  5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

  6. Terms and Conditions of Awards.

  (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

  (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

  (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

  (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

  (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

  (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

  (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

  (h) Individual Option Limit. The maximum number of Shares with respect to which Options may be granted to any Employee in any fiscal year of the Company shall be 100,000 Shares, except in connection with any grant made with respect to inception of employment as to which the maximum number of shares underlying Options that may be granted to any Employee shall be 400,000 shares, provided, however, that of all Options held by a Grantee that become exercisable in the same calendar year, only the Options covering the first $100,000 worth of stock qualify for Incentive Stock Option treatment. Any Options in excess of the limit are treated as nonstatutory Options. The value of the stock is measured for this purpose at the time of grant. (This means that the value is generally equal to the exercise price.) All Incentive Stock Options that become exercisable in the same year are counted, even if they were granted at different times. If the limit is exceeded, the most recently granted Incentive Stock Options are actually exercised; the $100,000 limit is applied in the year when the Incentive Stock Options are disqualified first. Note that it is immaterial when the Incentive Stock Options are actually exercised; the $100,000 limit is applied in the year when the Incentive Stock Options first become exercisable As a result of the $100,000 limit, an Option may be treated in part as an Incentive Stock Option and in part as a nonstatutory option (or "NSO"). The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Employee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

  (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

  (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than five (5) years from the date of grant thereof.

  (k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

  (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

  7.  Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

  (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

      (i)   In the case of an Incentive Stock Option:

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

               (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

      (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

      (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

      (iv) In the case of other Awards, such price as is determined by the Administrator.

      (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

     (b) Consideration. Subject to Applicable Law, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Section 78.211 of the Nevada Revised Statutes:

          (i)   cash;

          (ii)  check;

          (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

          (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

          (v)   any combination of the foregoing methods of payment.

     (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8.   Exercise of Award.

     (a)  Procedure for Exercise; Rights as a Stockholder.

          (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

          (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in
          Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

     (b)  Exercise of Award Following Termination of Continuous Service.

          (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement, not later than thirty (30) days.

          (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

          (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

     9.   Conditions Upon Issuance of Shares.

     (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Employee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Corporate Transactions/Change in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

     (a) In the event of a Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award.

     (b) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

     (c) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13.  Amendment, Suspension or Termination of the Plan.

     (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

     (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14.  Reservation of Shares.

     (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.


                                     # # #

                                                                       Exhibit C

                                    CHARTER

                        UNIVERSE2U INC. AUDIT COMMITTEE

I.   CHARTER; PURPOSE AND FUNCTION OF COMMITTEE

This document shall be the official Charter of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Universe2U Inc., a Nevada corporation (the "Company"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public, (b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and (c) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee shall be accountable and responsible to the full Board. The Committee's primary duties and responsibilities are to:

     (i) Serve as independent and objective party to monitor the Company's financial reporting process and internal control systems;

     (ii) Review and appraise the audit efforts of the Company's independent accountants and internal auditing department; and

     (iii) Provide open channels of communication among the Company's independent accountants, financial and senior management, the internal auditing department and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.        COMPOSITION; QUALIFICATIONS OF COMMITTEE MEMBERS

           A. Composition: The Committee shall be comprised of three (3) or more Independent Directors (as defined below) which number shall be determined by the Board from time to time in its discretion.

           B. Qualifications: Each Independent Director serving on the Committee shall have Financial Knowledge (each such term as defined herein), and shall be free from any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At least one
           (1) member of the Committee shall have Financial Experience (as defined herein).

III.       ELECTION AND MEETINGS

           A. Election. The initial members of the Committee shall be appointed by the Board. Thereafter, the Board shall appoint the members of the Committee annually, which shall otherwise serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is appointed by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

           B. Meetings. The Committee shall meet at least three times annually, or more frequently as circumstances require in the discretion of the Committee and the Board. As an element of its duties to encourage and facilitate open communication, the Committee should meet at least annually with representatives from the Company's executive management, internal auditing department and its independent accountants in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee or at least its Chairman (if one exists) should meet with the independent accountants and a representative(s) of the Company's management at least quarterly to review the Company's financial statements consistent with the provisions of Section IV - Documents/Reports Review below.

IV.        RESPONSIBILITIES AND DUTIES

           To fulfill its responsibilities and duties, the Committee shall:

           A.       With respect to Documents/Reports Review:
                                    ------------------------

           1. Review, and if it deems necessary or appropriate, update this Charter periodically, at least annually.

           2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the Company's independent accountants.

           3. Review the regular internal reports to management prepared by the Company's internal auditing/accounting department and management's response to such reports.

           4. Review with the Company's financial management and its independent accountants, prior to filing with the Securities and Exchange Commission, all 10-Q Quarterly Reports, 10-K Annual Reports, 8-K Current Reports and other reports that contain financial information and other reports containing financial disclosures. The Chairman of the Committee may represent the entire committee for purposes of these reviews.


           B.       With respect to Independent Accountants:
                                    -----------------------

           5. Recommend to the Board the Committee's selection of an independent accounting firm, considering independence and effectiveness and other factors it deems appropriate and in the best interests of the Company, and approve the fees and other compensation to be paid to such independent accounting firm. On at least an annual basis, the Committee should receive from the independent accounting firm a formal written statement delineating and describing all relationships between the Company and such firm, consistent with the Independence Standards Board's Standard 1. The Committee should review and discuss with the independent accounting firm all such identified relationships or services to examine and determine the independence and objectivity of the accounting firm. The Committee shall take all appropriate action, or recommend to the Board such appropriate actions, to oversee the independence of such accounting auditors.

           6. Review and evaluate the performance of the independent accounting firm, and when appropriate, recommend to the Board or implement a discharge and replacement of the accounting firm when circumstances warrant.

           7. Periodically consult with the independent accounting firm out of the presence of the Company's management regarding internal controls and the fullness and accuracy of the Company's financial statements.

           C.       With respect to Financial Reporting Process:
                                    ---------------------------

           8. In consultation with the independent accounting firm and the Company's internal accounting personnel/auditors, review the integrity of the Company's financial reporting process, both internal and external.

          9. Consider the independent accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

          10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accounting firm, management of the Company and/ or its internal accounting department.

          D.   With respect to Process and Organizational Improvements:
                               ---------------------------------------

          11. Establish regular and separate systems of reporting to the Committee by each of management, the independent accounting firm, and the Company's internal accounting department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

          12. Following completion of the annual audit, review separately with each of management, the independent accounting firm and the Company's internal accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          13. Review any significant disagreement among management and the independent accounting firm or the Company's internal accounting department in connection with the preparation of the financial statements.

          14. Review with the independent accounting firm, the Company's internal accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

          15. Review the organizational structure of the Company's internal auditing department and the qualifications of the managers of such department, and recommend any appropriate changes to the Company's management.

          E.   With respect to Legal Compliance; General:
                               -------------------------

          16. Review, with the Company's outside legal counsel, legal compliance matters, including corporate securities trading policies.

          17. Review, with the Company's outside legal counsel, any legal matter that could have a significant impact on the Company's financial statements.

          18. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

V.   DEFINITIONS

"Independent Director" means a person other than an officer or employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent for these purposes:

     (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three (3) years;

     (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or other non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer. Immediate family members include a person's spouse, parents, children, siblings, mother-in-law, father-in -law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years;

     (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

Pursuant to Nasdaq Rule 4310 one director who is not an Independent Director as defined above and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee if the full Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Company and its stockholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

"Financial Knowledge" means a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Persons who will become so qualified within a reasonable period of time after his or her appointment to the Audit Committee also comply with this provision. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

"Financial Experience" means past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                   #   #   #

                                [Form of Proxy]
                                     Front


                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                Universe2U Inc.

                                  May 24, 2001

            Please Detach and Mail Promptly in the Envelope Provided
---------------------------------------------------------------------------

A    [X]  Please mark your
          votes as in this
          example using
          dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2), (3) and (4) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.


1. Election of eight (8) directors, to serve until the 2002 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.


   Vote FOR all Nominees          Vote AGAINST             WITHHOLD              Nominees:
                                                                                 ---------
     listed at right              all Nominees            Authority              Angelo Boujos
  (except as marked to the          at right         (Abstain from voting        Kim Allen
      contrary below)                                  for all Nominees          Paul Pathak
                                                          at right)              Connie Colangelo
            [_]                      [_]                     [_]                 Barry Herman
                                                                                 Anthony Palumbo
                                                                                 Stephen Marano
                                                                                 Frederick Kasravi

FOR, except withheld vote for the following nominee(s):

---------------------------------------------------------------------------

2. To approve and adopt amendments to the Company's Articles of Incorporation to increase the number of shares of authorized capital stock to 110,000,000 shares, of which 100,000,000 shares will continue to be designated as common stock, $.00001 par value per share (the "Common Stock") and 10,000,000 shares will be designated as preferred stock, $.00001 par value per share, (the "Preferred Stock") which may be issued by the Company in one or more series.

          FOR       AGAINST     ABSTAIN

          [_]         [_]         [_]



3.   To ratify and approve the Universe2U Inc. 2000 Equity Incentive Plan

          FOR       AGAINST     ABSTAIN

          [_]         [_]         [_]

4. To ratify the appointment of Moore Stephens Cooper Molyneux LLP as independent auditor of Universe2U Inc. for the fiscal year ending December 31, 2001.


          FOR       AGAINST     ABSTAIN

          [_]         [_]         [_]


5. Upon any and all other business that may properly come before the Annual Meeting.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), (3) and (4) unless the shareholder specifies otherwise, in which case it will be voted as specified.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



SIGNATURE ___________________________________________ DATED__________, 2001


SIGNATURE ___________________________________________ DATED__________, 2001

                                [Form of Proxy]
                                     [Back]


NOTE: PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PARTNER.

PROXY                                                                 PROXY

UNIVERSE2U INC.


          (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock of Universe2U Inc., revoking all proxies previously given, hereby constitutes and appoints Angelo Boujos, Kim Allen and Paul Pathak and each of them Proxies, with full power of substitution and re-substitution, on behalf and in the name of the signatories hereto, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Universe2U Inc. to be held at The Board of Trade, First Canadian Place, Toronto, Ontario, Canada on Thursday May 24, 2001, at 3:00 p.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies previously given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposals (2), (3) and (4). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE